UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Information Statement

☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))

☐  Definitive Information Statement

☑  Definitive Additional Materials

SMART ONLINE, INC.
(Name of Registrant as Specified In Its Charter)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SMART ONLINE, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS for the Stockholder Meeting to Be Held on
	DATE:	Monday, June 17, 2013
	TIME:	at 11:00 AM (Local Time)
	LOCATION:	the Board Room at the offices of the Company at 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/SOLN and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of materials available to you on the Internet. We encourage you to access and review all of the important information contained in the materials before voting.  Both the Information Statement and Annual Report are available at: https://www.iproxydirect.com/SOLN

If you want to receive a paper or e-mail copy of the materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before June 3, 2013. You will not otherwise receive a paper or e-mail copy of the materials.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. you may enter your voting instructions at https://www.iproxydirect.com/SOLN until 11:59 PM eastern time June 16, 2013.

The purposes of this meeting are as follows:

1.    The election of three  directors, each to serve for a term of one year or until his successor shall have been duly elected and qualified
2.    To amend the Company’s certificate of incorporation and change the Company’s name from Smart Online, Inc. to MobileSmith, Inc.
3.    To consider and approve by a nonbinding advisory vote, the compensation of the Company’s named executive officers as described in the Information Statement
4.    To recommend, by a nonbinding advisory vote, the frequency (every one, two or three years) of future advisory votes of stockholders on the compensation of the Company’s named executive officers
5.    The ratification of the appointment of Cherry Bekaert, LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013; and
6.    The transaction of such other business as may be properly brought before the meeting.

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the materials for the Annual Meeting are available on the Internet. Follow the instructions below to view the materials and vote or request printed or e-mail copies.

only stockholders of record at the close of business on April 22, 2013 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournments or postponements thereof.

requests for directions to the Annual Meeting may be directed to Gleb Mikhailov by telephone at (919) 765-5000 or by email at Corporate.Secretary@smartonline.com

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1; “FOR” PROPOSAL 2; “FOR” PROPOSAL 3; EVERY “THREE YEARS” FOR PROPOSAL 4; AND “FOR” PROPOSAL 5.

Please note – This is not a Proxy Card - you cannot vote by returning this card